UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 6, 2005


                           THERMO ELECTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                       1-8002                   04-2209186
State or Other Jurisdiction          (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                          81 Wyman Street, P.O. Box 9046              02454-9046
                               Waltham, Massachusetts                 (Zip Code)
                     (Address of Principal Executive Offices


                                 (781) 622-1000
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.

Credit Agreement
----------------

On May 9, 2005, Thermo Electron Corporation (the "Company") entered into a credit agreement relating to a 364-day senior unsecured revolving credit facility (the "Credit Agreement") in the principal amount of $570 million, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A. ("JPMCB"), as administrative agent, Barclays Bank PLC, as syndication agent, and ABN AMRO Bank, N.V., as documentation agent, to fund a portion of the purchase price for the Company's acquisition of the Kendro Laboratory Products division of SPX Corporation ("SPX") described in Item 2.01 below. Borrowings under the Credit Agreement mature on May 8, 2006. Interest on borrowings under the Credit Agreement is calculated, at the Company's option, at either LIBOR, including statutory reserves, plus 0.40% or the prime lending rate of JPMCB.

In connection with the Credit Agreement, the Company agreed to pay a facility fee, payable quarterly in arrears, at a rate of 0.10% per annum of the aggregate commitments under the revolving credit facility, whether used or unused.

Commitments under the Credit Agreement will be reduced and borrowings are required to be repaid with the net proceeds of, among other things, sales of assets by the Company and any incurrence of indebtedness by the Company, other than advances under the Company's existing $250 million five-year revolving credit agreement that expires in December 2009, subject, in each case, to other limited exceptions. The obligations of the Company under the Credit Agreement may be accelerated upon the occurrence of an event of default under the Credit Agreement, which includes customary events of default including, without limitation, payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, bankruptcy and insolvency related defaults, defaults relating to such matters as ERISA, uninsured judgments and the failure to pay certain indebtedness, and a change of control default.

In addition, the Credit Agreement contains affirmative, negative and financial covenants customary for financings of this type. The negative covenants include restrictions on standby and performance letters of credit, indebtedness of subsidiaries, liens, fundamental changes, dispositions of property and investments. The financial covenants include interest coverage and debt-to-capital ratios.

The forgoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Amendment to Purchase Agreement
-------------------------------

In connection with the completion of the acquisition of the Kendro Laboratory Products division of SPX described in Item 2.01 below, SPX and the Company entered into an amendment, dated as of May 6, 2005 (the "Amendment"), to the Purchase Agreement among the Company, the indirect, wholly owned subsidiaries of the Company named therein, SPX, and the direct and indirect, wholly owned subsidiaries of SPX named therein, dated January 19, 2005 (the "Purchase Agreement"). The Amendment provided for the addition of Thermo subsidiaries as parties to the Purchase Agreement as purchasers, the revision of certain procedures and deliverables for the closing of the transaction, and the addition and/or revision of certain exhibits and schedules to the Purchase Agreement, including a revised purchase price allocation reflecting the amendments to the closing procedures.

The forgoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

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Item 2.01.    Completion of Acquisition or Disposition of Assets.

On May 9, 2005, the Company acquired the stock of certain businesses and assets that comprise the Kendro Laboratory Products division ("Kendro") of SPX Corporation ("SPX") pursuant to the Purchase Agreement for $833.5 million in cash, subject to a post-closing adjustment. The Company funded the purchase price for the acquisition with cash on hand and $570 million in proceeds under the 364-day senior unsecured revolving credit facility described in Item 1.01 above.

Kendro designs, manufactures, markets and services a wide range of laboratory equipment for sample preparation, processing and storage, used primarily in life sciences and drug discovery laboratories as well as clinical laboratories. Kendro will become part of the Company's Life and Laboratory Services business segment.


The forgoing description of the transaction contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed with the Securities and Exchange Commission on January 21, 2005 as Exhibit 99.1 to the Company's Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the closing of the Kendro acquisition is filed with this report as Exhibit 99.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Credit Agreement is incorporated herein in its entirety.

Item 9.01.    Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

         The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

         (b) Pro Forma Financial Information.

         The pro-forma financial statements required by this item are not included with this initial report. The required pro-forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

         (c) Exhibits.

         No.        Description
         ----       -----------
         99.1       Credit Agreement among the Company, the several banks and
                    other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as
                    Administrative Agent, Barclays Bank PLC, as Syndication
                    Agent, and ABN AMRO Bank, N.V., as Documentation Agent, dated May 9, 2005.

         99.2 Amendment to Purchase Agreement among the Company, the indirect, wholly owned subsidiaries of the Company named therein, SPX, and the direct and indirect, wholly owned subsidiaries of SPX named therein, dated May 6, 2005.

         99.3 Press Release dated May 9, 2005 announcing the closing of the Kendro acquisition.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THERMO ELECTRON CORPORATION


Date:  May 12, 2005                                     /s/ Peter E. Hornstra
                                                   By:  ------------------------
                                                        Peter E. Hornstra
                                                        Chief Accounting Officer



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